UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On September 30, 2009, Wintrust Financial Corporation (“Wintrust” or the “Company”) entered into a Tenth Amendment (the “Amendment”) to the Credit Agreement dated as of November 1, 2005 (as amended, the “Credit Agreement”), between the Company and Bank of America, N.A. (as successor by merger to LaSalle Bank National Association, “Bank of America”). The purpose of the Amendment is to provide Wintrust access to a revolving line of credit during the ongoing negotiations regarding the longer-term renewal of the Credit Agreement and potential participation of other creditors in the revolving loans thereunder. Accordingly, the Amendment makes no changes other than to extend the due date of the revolving note granted under the Credit Agreement from September 30, 2009 to October 30, 2009. During the nine months prior to the Amendment, Wintrust had no outstanding balance under the revolving note.
          The above summary of the Amendment does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information provided in Item 1.01 is incorporated by reference herein.
Item 8.01. Other Events.
          As previously disclosed on a Form 8-K filed on July 28, 2009, First Insurance Funding Corp. (“FIFC”), a subsidiary of Wintrust, entered into an Asset Purchase Agreement with American International Group, Inc. (“AIG”), pursuant to which FIFC purchased a portfolio of domestic life insurance premium finance loans from A.I. Credit Corp. and A.I. Credit Consumer Discount Company, each an indirect wholly-owned subsidiary of AIG. At that time, an aggregate of $84.4 million of additional life insurance premium finance assets were available for future purchase by FIFC subject to satisfying certain conditions. On October 2, 2009, the conditions were satisfied in relation to the majority of those assets and FIFC purchased approximately $83.4 million of life insurance premium finance assets for an aggregate purchase price of approximately $60.5 million.
          Further information regarding the Asset Purchase Agreement can be found by referring to the exhibit of such agreement filed as part of the Form 8-K filed on July 28, 2009.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibits
10.1	Tenth Amendment to Credit Agreement, dated as of September 30, 2009 by and between Wintrust Financial Corporation and Bank of America, N.A.

10.2	Replacement Term A Note

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FORWARD-LOOKING STATEMENTS
          This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Forward-looking information in this document can be identified through the use of words such as “may,” “will,” “intend,” “plan,” “project,” “expect,” “anticipate,” “should,” “would,” “believe,” “estimate,” “contemplate,” “possible,” and “point.” The forward-looking information is premised on many factors, some of which are outlined below. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s projected growth, anticipated improvements in earnings, earnings per share and other financial performance measures, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial results of condition from expected developments or events, the Company’s business and growth strategies, including anticipated internal growth, plans to form additional de novo banks and to open new branch offices, and to pursue additional potential development or acquisitions of banks, wealth management entities or specialty finance businesses. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:
•	Competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services).

•	Changes in the interest rate environment, which may influence, among other things, the growth of loans and deposits, the quality of the Company’s loan portfolio, the pricing of loans and deposits and interest income.

•	The extent of defaults and losses on our loan portfolio.

•	Unexpected difficulties or unanticipated developments related to the Company’s strategy of de novo bank formations and openings. De novo banks typically require 13 to 24 months of operations before becoming profitable, due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets.

•	The ability of the Company to obtain liquidity and income from the sale of premium finance receivables in the future and the unique collection and delinquency risks associated with such loans.

•	Failure to identify and complete acquisitions in the future or unexpected difficulties or unanticipated developments related to the integration of acquired entities or assets into the Company.

•	Legislative or regulatory changes or actions, or significant litigation involving the Company.

•	Changes in general economic conditions in the markets in which the Company operates.

•	The ability of the Company to receive dividends from its subsidiaries.

•	The loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank.

•	The ability of the Company to attract and retain senior management experienced in the banking and financial services industries.

•	The risk that the terms of the U.S. Treasury Department’s Capital Purchase Program could change.

•	The other risk factors set forth in the Company’s filings with the Securities and Exchange Commission.
          Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: October 5, 2009

EXHIBIT INDEX
10.1	Tenth Amendment to Credit Agreement, dated as of September 30, 2009 by and between Wintrust Financial Corporation and Bank of America, N.A.

10.2	Replacement Term A Note